================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) MAY 15, 2001
                                                           ------------

                         LSP ENERGY LIMITED PARTNERSHIP
                       LSP BATESVILLE FUNDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

          333-84609                                22-3422042
          333-84609-01                             22-3615403
    ------------------------            ---------------------------------
    (Commission File Number)            (IRS Employer Identification No.)


901 MARQUETTE AVENUE, SUITE 2300, MINNEAPOLIS, MN             55402
------------------------------------------------            ----------
    (Address of principal executive offices)                (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ------------


               10719 AIRLINE HIGHWAY, BATON ROUGE, LOUISIANA 70816
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


================================================================================

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Previous Independent Accountants

         On January 29, 2001, NRG Energy, Inc. (NRG Energy) completed its acquisition from the partners of Granite Power Partners II, L.P. (Granite) of
(1) the partnership interests in Granite, the indirect owner of LSP Energy Limited Partnership (Partnership) and LSP Batesville Funding Corporation (Funding) and (2) all of the membership interests in LS Power Management, LLC. On February 6, 2001 Cogentrix/Batesville, LLC and NRG Energy entered into a securities purchase agreement, pursuant to which NRG Energy agreed to purchase Cogentrix/Batesville, LLC's 51.37% membership interest in LSP Batesville Holding, LLC. The transaction closed on March 30, 2001. As a result of the acquisition Partnership and Funding became wholly owned subsidiaries of NRG Energy, Inc.

         On May 9, 2001,In connection with the acquisition of the interests in Partnership and Funding, NRG Energy's management informed KPMG LLP that the firm would no longer be engaged as principal independent accounts for the Registrants.

         KPMG LLP's report on LSP Energy Limited Partnership and LSP Batesville Funding Corporation financial statements for the two most recent fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principle. However, it was modified as discussed in Note 11 to the financial statements for a restatement of such financial statements for the fiscal year ended December 31, 1999.

         In connection with its audits for the two most recent fiscal years and through May 9, 2001, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         During the two most recent fiscal years and through May 9, 2001, there have been no reportable events (as defined in Commission Regulation S-K Item 304
(a) (1) (v)).

         The Registrants have requested that KPMG LLP furnish them with a letter addressed to the Commission stating whether or not it agrees with the above statements. KPMG LLP's letter dated May 15, 2001, is filed as Exhibit 16 to this Form 8-K.


New Independent Accountants

         The Registrants have engaged PricewaterhouseCoopers LLP as their new principal independent accountants as of May 9, 2001. The engagement of PricewaterhouseCoopers LLP as the principal independent accountant of the Registrant has been approved by the Directors of LSP Energy, Inc., the General Partner of the Partnership, and by the Directors of Funding. Such engagement will be reported to the Audit Committee of NRG Energy for ratification at its next regularly scheduled meeting.


Item 7. Financial Statements and Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.                Description
-----------                -----------
    16                     Letter from KPMG LLP dated May 15, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LSP Energy Limited Partnership

                                       By: LSP Energy, Inc.
                                           its general partner

                                       By /s/ Craig A. Mataczynski
                                          --------------------------------------
                                              Craig A. Mataczynski
                                              President and Director
                                              (Principal Executive Officer)


                                       LSP Batesville Funding Corporation

                                       By /s/ Craig A. Mataczynski
                                          --------------------------------------
                                              Craig A. Mataczynski
                                              President and Director
                                              (Principal Executive Officer)




Dated: May 15, 2001